                                POWER OF ATTORNEY

                                 (SECTION 16(a))

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Ran Furman, Jackie Tran, Jeff Lambert and Pamela

Patterson, signing singly, the undersigned's true and lawful attorney-in

-fact to:

(1) execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer, director or beneficial owner of more than ten percent of any registered class of the securities of Island

Pacific, Inc., or one or more of its subsidiaries (the "Company"), Forms

3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange

Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and file such form with the United States

Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, and in the best interest of, or legally required by,

the undersigned.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,

hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

         This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-

in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 16th day of July, 2004.

                                /s/ Daniel S. Zeibert                                        ------------------------                                                           Signature                                        Print Name: Daniel S. Zeibert

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